Exhibit 10.99w
SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this __ day of February, 2012, but effective as of January 6, 2012, by and between SILICON VALLEY BANK (“Bank”) and LOCATION BASED TECHNOLOGIES, INC., a Nevada corporation (“Borrower”).

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 5, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower is currently in default of the Loan Agreement for failing to comply with the Accounts covenant set forth in Section 6.7(a) of the Loan Agreement for the months ended through December 31, 2011 (collectively, the “Existing Defaults”).

D.           Borrower has requested that Bank waive the Existing Defaults and amend the Loan Agreement, and Bank has agreed to so waive the Existing Defaults and amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Waiver of Existing Defaults.  Borrower acknowledges and agrees that unless the Existing Defaults are waived by Bank, the Existing Defaults would constitute an Event of Default under the Loan Documents.  Bank hereby waives the Existing Defaults.  Bank’s agreement to waive the Existing Defaults shall in no way obligate Bank to make any modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants as of any date.

3. Amendments to Loan Agreement.

3.1 Section 6.7 (Financial Covenants).  Section 6.7 of the Loan Agreement is amended in its entirety and replaced with the following:

6.7           Reserved.

3.2 Section 13 (Definitions).  The following definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Non Formula Line Maturity Date” is April 5, 2012.

3.3 Compliance Certificate.  Exhibit D of the Loan Agreement is replaced in its entirety with Exhibit D attached hereto.  From and after the date of this Amendment, all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit D attached hereto.

4. Limitation of Waiver and Amendments.

4.1 The waiver and amendments set forth in Sections 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5. Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Reaffirmation of Unconditional Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by Guarantor, (c) Borrower’s payment of a non refundable amendment fee in an amount equal to Two Thousand Five Hundred Dollars ($2,500), and (d) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:
Name:
Title:

BORROWER

LOCATION BASED TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT D – COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM:     LOCATION BASED TECHNOLOGIES, INC.

The undersigned authorized officer of Location Based Technologies, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (Reviewed)	FYE within 180 days	Yes No
Board Projections	Annually, as requested	Yes No
SEC filings	Within 5 days after filing with SEC	Yes No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)
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LOCATION BASED TECHNOLOGIES, INC. By: __________________________________ Name: ________________________________ Title: _________________________________
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No

Schedule 1

REAFFIRMATION OF UNCONDITIONAL GUARANTY

Section 1.                      Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Second Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”).

Section 2.                      Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3.                      Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of February __, 2012

GUARANTOR
_________________________________ GREGGORY S. HAUGEN